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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: OCTOBER 6, 2005
                        (date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602
                      -------------------------------------


              MINNESOTA                                     41-1595629
    (State or other jurisdiction                          (IRS Employer
        of incorporation)                                Identification No.)


                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of principal executive offices, including zip code)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective October 7, 2005, ATS Medical, Inc. (the "Company") sold $19,000,000 of its 6% Convertible Senior Notes due 2025 and related warrants in a private placement. The Company intends to use the net proceeds from the private placement for general corporate purposes, working capital, capital expenditures and potential acquisitions of complementary companies or technologies. Attached hereto as exhibits are copies of the related definitive agreements - the Securities Purchase Agreement, the Registration Rights Agreement, the Indenture, the Form of Note, the Warrant Agent Agreement and the Form of Warrant. Also attached are copies of the press release announcing the private placement and the presentation of the Company's management used in road shows in connection with the private placement. The descriptions set forth below regarding the Securities Purchase Agreement, the Registration Rights Agreement, the Indenture, the Form of Note, the Warrant Agent Agreement and the Form of Warrant are qualified in their entirety by reference to the attached copies of such documents, which are incorporated herein by reference.

Securities Purchase Agreement

On October 6, 2005, the Company entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), with the Buyers listed on the Schedule of Buyers attached thereto as Exhibit A (collectively, the "Investors"), pursuant to which the Company agreed to issue and sell, and the Investors agreed to purchase, $19,000,000 aggregate principal amount of its 6% Convertible Senior Notes due 2025 (the "Notes") and warrants (the "Warrants") to purchase 1,140,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). In addition, the Company also granted each of the Investors a 120-day option to purchase its pro-rata portion of an additional $4,750,000 of notes and related warrants to purchase 285,000 shares of Common Stock. The aggregate purchase price for the Notes and the Warrants was $19,000,000. Under the terms of the Securities Purchase Agreement, the Company has agreed to seek shareholder approval of an increase in the Company's authorized stock sufficient to allow for full conversion of the Notes. If the Notes are converted prior to approval of such increase, the Company has the right to satisfy such conversion in cash.

The Notes and the Indenture

On October 7, 2005, the Company and Wells Fargo Bank, National Association, as Trustee ("Wells Fargo") executed a Global Note representing the Notes. The Notes bear interest of 6% per year payable on April 15 and October 15 of each year commencing with April 15, 2006, and mature on October 15, 2025. The Notes are convertible into Common Stock at any time at a fixed conversion price of $4.20 per share. If fully converted, the Notes would convert into approximately 4,524,000 shares of the Company's Common Stock. The conversion price represents a premium of 12% to the closing price of the Company's Common Stock on October 6, 2005, which was $3.75. If the Notes are converted under certain circumstances prior to October 15, 2008, the Company will pay the Investors the interest they would have received on the notes through that date. The Company has the right to redeem the Notes at par plus accrued interest at any time after October 20, 2008, and the Investors have the right to require the Company to repurchase the notes at par plus accrued interest on October 15 in 2010, 2015 and 2020.

The Notes were issued pursuant to the Indenture, dated as of October 7, 2005 (the "Indenture"), by and between the Company and Wells Fargo. The Indenture contains certain covenants applicable to the Company, including a covenant restricting the amount of indebtedness that the Company may incur. Under the terms of the Indenture, the Notes may be accelerated upon the occurrence of certain events of default, including failure to make timely payments on the Notes or other indebtedness of the Company.

The Warrants

Pursuant to the Securities Purchase Agreement, the Company also issued to the Investors Warrants to purchase an aggregate of 1,140,000 shares of Common Stock at the rate of 60 warrants per $1,000 of principal amount of Notes purchased. The Warrants are exercisable at $4.40 per share and expire in 2010.

Registration Rights Agreement

On October 7, 2005, the Company entered into a Registration Rights Agreement with the Investors (the "Registration Rights Agreement"), pursuant to which the Company agreed to file with the Securities and Exchange Commission a registration statement covering the resale of the Notes, the Warrants and the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants within 30 days of the first issuance date of the Notes and the Warrants. Pursuant to the Registration Rights Agreement, the Company also agreed to use its best efforts to cause the registration statement to become effective within 90 days after the first date of the original issuance of the Notes


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and the Warrants, or within 120 days after the first date of the original issuance of the Notes and Warrants if the registration statement is reviewed by the Securities and Exchange Commission. The Company will be required to pay certain "registration delay payments" if these deadlines are not met or the registration statement is otherwise unavailable for the resale of these securities.

Warrant Agent Agreement

On October 7, 2005, the Company entered into a Warrant Agent Agreement (the "Warrant Agent Agreement") with Wells Fargo, as Warrant Agent, pursuant to which Wells Fargo agreed to act as agent for the Company in accordance with the instructions set forth in the Warrant Agent Agreement.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

The Notes are convertible into Common Stock at any time at a fixed conversion price of $4.20 per share. If fully converted, the Notes would convert into approximately 4,524,000 shares of the Company's Common Stock. Warrants to purchase an aggregate of 1,140,000 shares of Common Stock were issued by the Company at the rate of 60 warrants per $1,000 of principal amount of Notes purchased. The Warrants are exercisable at $4.40 per share and expire in 2010.

The issuance of the Notes and the Warrants was exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), as the Notes and the Warrants were offered solely to accredited investors in reliance on Regulation D under the Securities Act.

Piper Jaffray & Co., who served as the exclusive placement agent for the offering, received a fee equal to 6% of the aggregate principal amount of Notes issued by the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      The following exhibits are being filed with this report:

         4.1 Indenture, dated as of October 7, 2005, between ATS Medical, Inc. and Wells Fargo Bank, National Association, as Trustee (which includes the Form of Note).

         10.1 Securities Purchase Agreement, dated as of October 6, 2005, by and among ATS Medical, Inc. and the Buyers listed on the Schedule of Buyers attached thereto as Exhibit A.

         10.2 Registration Rights Agreement, dated as of October 7, 2005, by and among ATS Medical, Inc. and the buyers listed on the Schedule of Buyers attached thereto as Exhibit A.

         10.3 Warrant Agent Agreement, dated as of October 7, 2005, between ATS Medical, Inc. and Wells Fargo Bank, National
                Association, as Warrant Agent (which includes the Form of Warrant).

         99.1   Press Release, dated October 7, 2005, of ATS Medical, Inc.

         99.2   ATS Medical, Inc. Management Presentation.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATS MEDICAL, INC.




                                        By:    /s/ John R. Judd
                                               ---------------------------------
                                               John R. Judd
                                               Chief Financial Officer




Date:  October 11, 2005



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                                  EXHIBIT INDEX


4.1 Indenture, dated as of October 7, 2005, between ATS Medical, Inc. and Wells Fargo Bank, National Association, as Trustee (which includes the Form of Note).

10.1 Securities Purchase Agreement, dated as of October 6, 2005, by and among ATS Medical, Inc. and the Buyers listed on the Schedule of Buyers attached thereto as Exhibit A.

10.2 Registration Rights Agreement, dated as of October 7, 2005, by and among ATS Medical, Inc. and the buyers listed on the Schedule of Buyers attached thereto as Exhibit A.

10.3 Warrant Agent Agreement, dated as of October 7, 2005, between ATS Medical, Inc. and Wells Fargo Bank, National Association, as Warrant Agent (which includes the Form of Warrant).

99.1     Press Release, dated October 7, 2005, of ATS Medical, Inc.

99.2     ATS Medical, Inc. Management Presentation.